UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

March 7, 2024

Date of Report (Date of earliest event reported)

ECD AUTOMOTIVE DESIGN, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41497	86-2559175
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

4390 Industrial Lane Kissimmee, Florida	34758
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (407) 483-4825

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ECDA	The Nasdaq Stock Market LLC
Warrants	ECDAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 7, 2024, ECD Automotive Design Inc., a Delaware corporation (the “Company”), received a notice (the “Notice”) from The Nasdaq Stock Market LLC (“Nasdaq”), stating that the Company’s listed securities failed to maintain a minimum Market Value of Publicly Held Shares (“MVPHS”) of $15,000,000 which is a requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(C) (the “MVPHS Requirement”) based upon the Company’s MVPHS for the 30 consecutive business days prior to the date of the Notice.

The Notice has no immediate effect on the listing of the Company’s securities on Nasdaq. The Company has been provided 180 calendar days, or until September 3, 2024, to submit a plan to Nasdaq to regain compliance. To regain compliance, the Company must maintain a minimum MVPHS of $15,000,000 for a period of ten (10) consecutive days. Alternatively, the Company may consider filing an application to transfer its listed securities to The Nasdaq Capital Market, which has less onerous listing requirements.

As previously disclosed, on February 14, 2024, the Company, received a notice (the “February Notice”) from Nasdaq stating that the Company’s listed securities failed to comply with the $50,000,000 market value of listed securities (“MVLS”) requirement for continued listing on The Nasdaq Global Market in accordance with Nasdaq Listing Rule 5450(b)(2)(A) based upon the Company’s MVLS for the 30 consecutive business days prior to the date of the February Notice. The February Notice provided that the Company has 180 calendar days, or until August 12, 2024, in which to regain compliance with the MVLS requirement.

The Company is currently evaluating various courses of action to regain compliance with the Nasdaq listing requirements. There can be no assurance that the Company will be able to regain compliance with the MVPHS Requirement, the MVLS Requirement, maintain compliance with the other Nasdaq continued listing requirements or transfer to The Nasdaq Capital Market.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 8, 2024

ECD AUTOMOTIVE DESIGN, INC.

	By:	/s/ Raymond Cole
	Name:	Raymond Cole
	Title:	Chief Financial Officer